Supplement dated November 20, 2018
to the Prospectus of each of the following funds:
Fund (each a Fund and collectively, the Funds)	Prospectus Dated
Columbia Sustainable Global Equity Income ETF	3/1/2018
Columbia Sustainable International Equity Income ETF	3/1/2018
Columbia Sustainable U.S. Equity Income ETF	3/1/2018
Effective immediately, the portfolio manager information under the caption “Fund Management” in each Fund's summary section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2016
Michael Barclay, CFA	Senior Portfolio Manager	Portfolio Manager	October 2018
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Providers - Portfolio Manager” in the "More Information About the Funds" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2016
Michael Barclay, CFA	Senior Portfolio Manager	Portfolio Manager	October 2018
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and the doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
Mr. Barclay joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. Barclay began his investment career in 1991 and earned a B.A. and an M.P.A. from Cornell University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_078_(11/18)